Exhibit 99.1

Biodesix Announces Pricing of Oversubscribed and Upsized Underwritten Offering of Common Stock and Concurrent Private Placement

LOUISVILLE, CO, April 5, 2024 – Biodesix, Inc. (Nasdaq: BDSX), a leading diagnostic solutions company with a focus in lung disease, today announced the pricing of its underwritten offering of 17,391,832 shares of its common stock at a price to the public of $1.15 per share. In addition, Biodesix has entered into securities purchase agreements for a concurrent private placement of 760,857 shares of its Series A Non-Voting Convertible Preferred Stock at a price of $46.00 per share. Subject to Biodesix stockholder approval, each share of Series A Non-Voting Convertible Preferred Stock will automatically convert to 40 shares of common stock for an aggregate of 30,434,280 shares of common stock. The gross proceeds to Biodesix from the underwritten offering and concurrent private placement, before deducting underwriting discounts and commissions, placement agent fees and other offering expenses payable by Biodesix, and following the receipt of stockholder approval, are expected to be $55.0 million.

Certain members of management, certain of our directors and funds affiliated with these directors are participating in the concurrent private placement.

TD Cowen, William Blair and Canaccord Genuity are acting as joint bookrunning managers for the underwritten offering and placement agents for the concurrent private placement. Lake Street Capital Markets is acting as lead manager for the underwritten offering and placement agent for the concurrent private placement.

The underwritten offering and concurrent private placement are expected to close on or about April 9, 2024, subject to the satisfaction of customary closing conditions and, in the case of the investment by certain of our directors and funds affiliated with our directors, stockholder approval. The transactions are not contingent on each other.

The shares in the underwritten offering are being offered by Biodesix pursuant to a shelf registration statement on Form S-3 that was initially filed with the Securities and Exchange Commission (“SEC”) on November 15, 2021 and declared effective by the SEC on November 29, 2021. The underwritten offering is being made by means of a prospectus supplement and accompanying prospectus that form part of the registration statement. When available, a prospectus supplement and accompanying prospectus relating to, and describing the terms of, the underwritten offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov.

The shares of Series A Non-Voting Convertible Preferred Stock proposed to be issued in the concurrent private placement and the common stock underlying such shares of Series A Non-Voting Convertible Preferred Stock have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction in the United States, and may not be offered, pledged, sold, delivered or otherwise transferred, directly or indirectly, in the United States except as pursuant to registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act and, in each case, in compliance with applicable other securities laws. Concurrently with the execution of the securities purchase agreement, Biodesix and the investors entered into a registration rights agreement pursuant to which the Company has agreed to file a registration statement with the SEC registering the sale of the shares of common stock underlying the shares of Series A Non-Voting Convertible Preferred Stock sold in the concurrent private placement.

Copies of the prospectus supplement and the accompanying prospectus relating to the underwritten offering can be obtained by contacting: TD Securities (USA) LLC, 1 Vanderbilt Avenue, New York, NY 10017, by telephone at (855) 495-9846 or by email at TD.ECM_Prospectus@tdsecurities.com; William Blair & Company, L.L.C., Attention: Prospectus Department, 150 North Riverside Plaza, Chicago, IL 60606, by telephone at (800) 621-0687, or by email at prospectus@williamblair.com; or Canaccord Genuity LLC, One Post Office Square, Suite 3000, Boston, MA 02109, Attn: Syndicate Department, by telephone at (617) 371-3900, or by email at prospectus@cgf.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Biodesix

Biodesix is a leading diagnostic solutions and services company with a focus in lung disease. The Company develops diagnostic tests addressing important clinical questions by combining multi-omics through the power of artificial intelligence. Biodesix offers five Medicare-covered tests for patients with lung diseases. The blood based Nodify Lung® Nodule Risk Assessment testing strategy, consisting of the Nodify XL2® and the Nodify CDT® tests, evaluates the risk of malignancy in incidental pulmonary nodules, enabling physicians to better triage patients to the most appropriate course of action. The blood based IQLung™ strategy for lung cancer patients integrates the GeneStrat® targeted ddPCR™ test, the GeneStrat NGS® test and the VeriStrat® test to support treatment decisions across all stages of lung cancer with results in an average of two to three business days, expediting the time to treatment. Biodesix also leverages the proprietary and advanced Diagnostic Cortex® AI (Artificial Intelligence) platform, to collaborate with many of the world’s leading biotechnology and pharmaceutical companies to solve complex diagnostic challenges in lung disease.

Note Regarding Forward-Looking Statements

This press release may contain forward-looking statements that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “predict,” “potential,” “opportunity,” “goals,” or “should,” and similar expressions are intended to identify forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors. Biodesix has based these forward-looking statements largely on its current expectations and projections about future events and trends. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions. Forward-looking statements may include information concerning the impact of backlog and the timing and assumptions regarding collection of revenues on projections, availability of funds and future capital including under the term loan facility, expectations regarding revenue and margin growth and its impact on profitability, and the impact of a pandemic, epidemic, or outbreak, including the COVID-19 pandemic, on Biodesix and its operations and financial performance. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. The Company’s ability to continue as a going concern could cause actual results to differ materially from those contemplated in this press release and additionally, other factors that could cause actual results to differ materially from those contemplated in this press release can be found in the Risk Factors section of Biodesix most recent annual report on Form 10-K, filed March 1, 2024. Biodesix undertakes no obligation to revise or publicly release the results of any revision to such forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contacts:

Media:

Natalie St. Denis

Director, Corporate Communications

natalie.stdenis@biodesix.com

(720) 925-9285

Investors:

Chris Brinzey

chris.brinzey@westwicke.com

(339) 970-2843